UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        March 23, 2005
        ________________________________________________
        Date of Report (Date of earliest event reported)


                        Molex Incorporated
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


        Delaware             0-7491         36-2369491
   _________________      ____________    ______________
    (State or other       (Commission      (IRS Employer
      jurisdiction        File Number)    Identification
   of incorporation)                           No.)


       2222 Wellington Court, Lisle, Illinois         60532
    _________________________________________      __________
    (Address of principal executive offices)       (Zip Code)


                            (630) 969-4550
      ____________________________________________________
      (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 7.01    Regulation FD Disclosure
_________    _________________________

     On March 23, 2005, Molex issued a press release announcing that it has been advised by The Nasdaq Stock Market, Inc. that its common and Class A common stock will resume trading under the symbols "MOLX" and "MOLXA", respectively, effective with the commencement of trading on Thursday, March 24, 2005. The press release is filed as
Exhibit 99.1 hereto and is incorporated herein by reference.



Item 9.01   Financial Statements and Exhibits
_________   _________________________________

     The following exhibits are being furnished as part of this Form 8-K:


   Exhibit Number      Description
   ______________      ___________

         99.1          Press release of Molex Incorporated dated
                        March 23, 2005.



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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MOLEX INCORPORATED

Date: March 23, 2005            By: /S/ LOUIS A. HECHT
                                   _______________________
                                   Louis A. Hecht
                                   Corporate Secretary and General
                                   Counsel





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